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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report on National HealthCare L.P. dated February 3, 1997 and to all references to our firm included in or made a part of this Form 10 Registration Statement.


                                                     ARTHUR ANDERSEN LLP


Nashville, Tennessee
October 10, 1997